Exhibit 99.2
C.M. LIFE INSURANCE COMPANY
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”) of C.M. Life Insurance Company (the “Company”), I, Brent C. Nelson, Senior Vice President and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

C.M. LIFE INSURANCE COMPANY
(Registrant)

Date: August 13, 2002	By:	/s/ BRENT C. NELSON Brent C. Nelson Senior Vice President and Controller

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